UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

May 15, 2024

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, New Jersey
500 College Road East, Suite 310 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Commercialization Agreement Amendment

On May 15, 2024, Agile Therapeutics, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to that certain Manufacturing and Commercialization Agreement, dated April 30, 2020, by and between the Company and Corium, Inc. (“Corium”), which was amended on July 25, 2022 (“Amendment No. 1”) (as amended by Amendment No. 1 and the Amendment, the “Commercialization Agreement”). As previously disclosed, pursuant to the Commercialization Agreement, Corium will manufacture and supply all the Company’s product requirements for Twirla® at certain specified rates. Under the terms of the Commercialization Agreement, Corium is to be the exclusive supplier of Twirla during the agreement term. The Amendment is designed to restructure the minimums applicable to the purchase of manufactured Twirla for 2024.

Pursuant to the Amendment, the parties agreed that the guaranteed minimum billed revenue to be paid by the Company to Corium for calendar year 2024 is $10,000,000 and the guaranteed minimum billed revenue for each calendar year 2025 and beyond is $22,500,000 (as applicable to each calendar year, the “Guaranteed Minimum Billed Revenue”).  The parties also agreed to adjust the commercial terms setting forth payment amounts for product ordered and schedules.  As collateral security for the payment in full of the Company’s obligations to pay Corium for two commercial batches and certain raw materials (the “Secured Obligations”), Agile granted Corium a lien in the Company’s inventory up to the value of the Secured Obligations (“Secured Lien”).  The Secured Lien automatically terminates upon payment of the Secured Obligations.

Except as modified by the Amendment, all terms and conditions of the Commercialization Agreement remain in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is expected to be filed, redacted in certain cases as to confidential information, as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: May 21, 2024	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairperson and Chief Executive Officer